SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                July 23, 2003
                                -------------
                                Date of Report
                      (Date of Earliest Event Reported)

                            HIGHWAY ONE-OWEB, INC.
                            ----------------------
            (Exact Name of Registrant as Specified in its Charter)

       Utah                       0-26695                    87-0636107
       ----                       -------                    ----------
   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                                63 Trade Road
                           Massena, New York 13662
                           -----------------------
                   (Address of Principal Executive Offices)

                                (315) 769-6616
                                --------------
                         Registrant's Telephone Number

                                 2001 Potomac
                             Houston, Texas 77057
                             --------------------
       (Former name or former address, if changed since last report.)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     (a) On July 7, 2003, an Agreement and Plan of Merger(the "Plan") was executed by and between Highway One-OWEB, Inc., a Utah corporation (the "Company"); Michele Audio, Inc., a Delaware corporation ("Michele Delaware"); and Michele Audio Corporation of America, a New Jersey corporation ("Michele New Jersey"), by which Michele Delaware agreed to merge with and into Michele New Jersey, with Michele New Jersey being the surviving corporation. The merger became effective upon the filing of a Certificate of Merger with the Secretary of State of the State of New Jersey on July 23, 2003. Prior to the execution of the Plan, each of the parties resolved to rescind the first amended Agreement and Plan of Merger that they had executed on May 8, 2003.

     Pursuant to the Plan, the stockholders of Michele New Jersey will receive a total of 10,392,000 "unregistered" and "restricted" shares of the Company's common stock in exchange for all of their shares of common stock of Michele New Jersey. After the cancellation of 19,750,000 shares of common stock held by Benjamin Hansel pursuant to the Plan, these 10,392,000 shares will represent 80% of the Company's issued and outstanding shares of common stock. Upon the closing of the Plan, Mr. Hansel also resigned as the Company's sole director and executive officer and appointed the following persons to serve in the capacities indicated:

     *   Ginette Gramuglia - President and Director;

     *   Thomas Gramuglia - Vice President, Treasurer and Director; and

     *   Sharon Bishop - Secretary and Director.

     Due to the above-referenced issuance of securities and the change in the Company's directors and executive officers, the Plan is deemed to involve a "change of control" of the Company.

     Following the closing of the Plan, the Company's operations will be those of Michele New Jersey, which will be its wholly-owned subsidiary. Information about Michele New Jersey's business operations and the Company's new management is contained in Item 2 of this Report. A copy of the Plan is attached hereto and incorporated herein by reference. See Item 7 of this Report.

     Immediately prior to the completion of the Plan, there will be 22,348,000 outstanding shares of the Company's common stock. Following the closing of the Plan and the cancellation of Mr. Hansel's 19,750,000 shares as outlined above, there will be 12,990,000 outstanding shares of the Company's common stock.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Company's common stock immediately prior to the closing of the Plan, and the share holdings of Mr. Hansel, the sole member of management immediately prior to the closing, based upon 22,348,000 outstanding shares:

Name                           Positions Held      Shares Owned          %
----                           --------------      ------------         ---

Benjamin Hansel                President           20,000,000           89.5%
                               Secretary
                               Director

Pete Chandler                  Stockholder*         2,000,000            8.9%


     * Mr. Chandler is also a former director and executive officer of the Company.

     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who will own more than five percent of the Company's common stock following the closing of the Plan, and the share holdings of the new members of management, based upon 12,990,000 outstanding shares:

   Name                       Positions Held       Shares Owned         %
   ----                       --------------       -------------       ---

Ginette Gramuglia*            President            5,196,000           40.0%
                              Director

Thomas Gramuglia*             Vice President       5,040,120            38.8%
                              Treasurer
                              Director

Sharon Bishop                 Secretary                -0-               -0-
                              Director


     * Ginette Gramuglia and Thomas Gramuglia are ex-spouses and neither is deemed to have any beneficial ownership interest in the other's shares.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the Plan was negotiated at "arms length," between the Company and Michele New Jersey, with the consent of the Company's sole director, Benjamin Hansel. Mr. Hansel used the following criteria in evaluating whether to execute the Plan:

     *  Michele New Jersey's present and past business operations;

     *  the future potential of Michele New Jersey;

     * Michele New Jersey's members of management and their personal background and experience; and

     *  the potential benefit to the stockholders of the Company.

     Mr. Hansel determined that the Plan was reasonable under these circumstances, in his good faith judgment, and would benefit the Company and its remaining stockholders.

     No director, executive officer or five percent or more stockholder of the Company had any direct or indirect interest in Michele New Jersey prior to the completion of the Plan; similarly, neither Michele Audio New Jersey nor any nominee to become a director of the Company had any interest in the Company prior to the closing of the Plan.

     (b) Following the closing of the Plan, Michele New Jersey became a wholly-owned subsidiary of the Company, and the Company's sole business operations will be those of Michele New Jersey.

     The following is a summary of Michele Audio's history and business.

OVERVIEW.
---------

     Michele New Jersey is a fully-integrated audio replication and multimedia fulfillment company providing professional services through its three divisions:

     *  Michele Audio   audio duplication services and exclusive rights holder
of a catalog of music and spoken word recordings;

     *  Michelex Plastics   producer/supplier/distributor of plastic
multimedia packaging products as well as offering complete fulfillment services; and

     *  Michelex EnPack   producer/supplier/distributor of paper multimedia
packaging products as well as offering complete fulfillment services of smaller orders.

     Since 1972, Michele Jersey has catered its plastic products and audio replication services primarily to the entertainment, recording, and educational market segments and has generated additional sales by servicing larger orders direct to individuals throughout the United States. Initially operating as an audio replicator, Michele New Jersey focused on providing audio duplication services for customers using 8 track cartridges, and since has evolved its manufacturing capabilities with each phase of the multimedia industry's product development, including cassettes and, presently, compact discs and DVD's.

     Shortly after its inception, Michele New Jersey discovered an imported source of cheaper and higher quality cassette cartridges ("C-Zeros") as compared to the American made C-Zeros. It recognized its competitors were buying the same American C-Zeros as it was and instantly found itself capable of supplying competitors with imported cheaper and higher quality C-Zeros and other related multimedia products. As its orders for imported C-Zeros grew, Michele New Jersey decided that profits margins would exponentially increase by decreasing the upfront cost of its supply; thus, it acquired its first injection molding machine and began creating its product line through its division now called "Michelex Plastics."

     Initially, Michele New Jersey's product lines consisted of C-Zeros and cassette cases/boxes ("Norelco Boxes"). They have since grown to include DVD cases, plastic CD jewel cases and trays, polypropylene CD cases, video boxes and multi-pack CD containers. Today, Michele New Jersey operates out of six company-owned facilities, employing 200 people, and is able to produce:

          Product                 Capacity
          -------                 --------

     Norelco Boxes                1,500,000/week

     CD Jewel Boxes/Trays         1,750,000/week

     DVD Cases                    200,000/week, with 850,000 capacity
                                  available

     Polypropylene CD Cases       220,000/week

     Multipack CD Containers      As needed

     In addition to providing audio duplication services and manufacturing plastic cassette/CD/DVD/video product containers, Michele New Jersey carries a line of paper products such as Tyvek, vinyl and poly envelops sleeves, binders and mailers through the Michelex EnPack business division. This division once fully integrated will combine complementary product lines and fulfillment services to small and large volume customers, but more importantly, Michele New Jersey's distribution capabilities greatly expand into each one's geographic markets.

     Traditionally, Michele New Jersey has focused on large- to medium-size volume customers for its products, while EnPack has focused on serving the lower volume market segment that has quick turnaround fulfillment needs and that traditionally enjoys higher profit margins. It is Michele New Jersey's intent to acquire EnPack in the immediate future so that it can take full advantage of this growing market segment.

     In addition to Michelex Plastics and Michelex EnPack, our Michele New Jersey has acquired and is in negotiations to acquire, the licensing rights to an extensive number of spoken word and recorded music titles which together are comprised of:

     * 100 masters of all-time classic book titles authored by Charles Dickens, Jules Verne, Herman Melville, Mark Twain, Hans Christian Anderson and an exhaustive list of others; and

     * 400 hours of digitally-recorded music that was especially recorded for the Michele Audio New Jersey throughout eastern Europe utilizing some of the most famous orchestras throughout the region (the "Audio Library").

     As of the date of this Current Report, Michele Audio New Jersey has not focused on the production or distribution of its Audio Library, but rather on licensing these recordings to other companies. The reason for this was the initial cost associated with locating and penetrating specific retail channels which could efficiently sell the end product. However, in January, 2003, we entered into negotiations to acquire Media Books, a large "value-priced audio book" publisher serving the wholesale club market, with 150 titles under ownership and currently in negotiations to acquire an additional 18. Michele Audio New Jersey believes that by acquiring Media Books and its customer base, it will be able to integrate the audio books portion of its Library into Media Book's retail channels seamlessly. Furthermore, Michele Audio New Jersey feels that once the audio book portion of its Audio Library is integrated into Media Book's retail channel, its music titles consisting of artists such as Les Brown, Artie Shaw, Doris Day, Duke Ellington and Glen Miller could be produced and offered through the same means. However, the merger negotiations with Media Books have not been finalized and there can be no assurance that any such transaction will be completed or that, if it is, it will be financially successful.

FORWARD-LOOKING INFORMATION.
----------------------------

      This summary, including any documents that are incorporated by reference, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to the "safe harbor" created by those sections. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "predict," "potential" and similar words or phrases or the negative of these words or phrases. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in these statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Current Report.

      Because the risk factors referred to herein, as well as any risk factors incorporated by reference, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by the Company or on its behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for the to predict which factors will arise. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

MANAGEMENT.
-----------

     Directors and Executive Officers.
     ---------------------------------

     Ginette Gramuglia, President and Director. Ms. Gramuglia, age 56, was born in Quebec, Canada. She has dual citizenship (Canada and USA). Ms. Gramuglia began been working at Michele Audio Corporation at its inception in 1972 and oversees all aspects of the business and its operations. She studied at the University of Quebec, and has a Bachelor degree in Business Administration.

     Thomas Gramuglia, Vice President, Treasurer and Director. Mr. Gramuglia is 53 years of age. He was born in Englewood, New Jersey. He is the founder of Michele Audio Corporation and Michele Audio Corporation of Canada, which was sold in 1979. Mr. Gramuglia is also the owner-operator of Hindsight Records. He attended schools in Fort Lee, New Jersey, graduating in 1967. Mr. Gramuglia attended New York Institute of Technology, majoring in Behavioral Science. He has networked extensively throughout Europe, the Far East, and South America in a continuing effort to expand international relations with industry majors.

     Sharon Bishop, Secretary and Director. Ms. Bishop, age 41, was born in Torrance, California. She began working for Michele Audio in December, 1980, evolving with the music and plastics industry from LP/8 track in the early 1980's to audio and video cassettes later that decade, CD's in the 1990's and to the present where DVD's are prevalent.

Item 3.   Bankruptcy or Receivership.
          --------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     Effective July 23, 2003, the current directors and executive officers of Michele New Jersey were designated to serve on the Company's Board of Directors and as executive officers of the Company until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignation or termination. Benjamin Hansel, who was the sole director and executive officer of the Company prior to the closing of the Plan, resigned effective as of July 23, 2003.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

             These financial statements will be provided within 75 days from the date of this Report or on or before October 6, 2003.

          (b)  Pro Forma Financial Information.

             These pro forma financial statements will be provided within 75 days from the date of this Report or on or before October 6, 2003.

          (c) Exhibits.

     99.1     Agreement and Plan of Merger

     99.2     Press Release

Item 8.   Change in Fiscal Year.
          ----------------------

     None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

     See Exhibit 99.2.

                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HIGHWAY ONE-OWEB, INC.

DATED:  7-24-03                           /s/ Ginette Gramuglia
        -------                          ----------------------------
                                         Ginette Gramuglia
                                         President and Director